UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Wal-Mart Stores, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting to Be Held on June 4, 2010.

WAL-MART STORES, INC.

WAL-MART STORES, INC. C/O PROXY SERVICES P.O. BOX 9163 FARMINGDALE, NY 11735

Notice of 2010 Annual Shareholders’ Meeting Meeting Type: Annual For Shareholders of record as of: Close of business on 4/8/10

Date: June 4, 2010 Time: 7:00 a.m. Central Time Location: Bud Walton Arena University of Arkansas Campus Fayetteville, AR 72701

You are receiving this communication because you hold shares in the above-named company.

This is not a proxy card or ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. The materials you should review before you cast your vote are now available. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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—Before You Vote—

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT ANNUAL REPORT FORM OF PROXY CARD

How to View Online:

Have the information that is printed in the box marked by the arrow 1234 5678 9012 (located on the following page) available and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow 1234 5678 9012 (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make your request for a copy as instructed above on or before May 21, 2010 to facilitate timely delivery.

—How To Vote—

Please Choose One of the Following Voting Methods

Vote In Person: The proxy materials described above contain a map showing the location of the Meeting and information regarding admittance requirements for the Meeting and voting in person. At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow 1234 5678 9012 (located on the following page) available and follow the instructions. You can also sign up for electronic delivery of future proxy materials by following the prompts after voting.

Vote By Mail or By Phone: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. The proxy card will include instructions for voting by phone. Instructions for voting by phone are also on page 5 of the proxy statement, which you can view online as described above.

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Voting Items

The Board of Directors recommends a vote “FOR” Proposals 1-4 and “AGAINST” Proposals 5-10.

1. Election of Directors

Nominees:

1a. Aida M. Alvarez

1b. James W. Breyer

1c. M. Michele Burns

1d. James I. Cash, Jr. 1e. Roger C. Corbett 1f. Douglas N. Daft

1g. Michael T. Duke 1h. Gregory B. Penner 1i. Steven S Reinemund

1j. H. Lee Scott, Jr.

1k. Arne M. Sorenson

1l. Jim C. Walton

1m. S. Robson Walton

1n. Christopher J. Williams

1o. Linda S. Wolf

Company Proposals:

2. Ratification of Ernst & Young LLP as Independent Accountants

3. Approval of the Wal-Mart Stores, Inc. Stock Incentive Plan of 2010

4. Approval of the ASDA Limited Sharesave Plan 2000, as amended

Shareholder Proposals:

5. Gender Identity Non-Discrimination Policy

6. Advisory Vote on Executive Compensation

7. Political Contributions Report

8. Special Shareowner Meetings

9. Poultry Slaughter 10. Lobbying Priorities Report

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